Ohr Pharmaceutical, Inc. 10-K

Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

 In connection with the Annual Report of Ohr Pharmaceutical, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Slakter, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2017

/s/ Jason Slakter
Jason Slakter, Chief Executive Officer
(Principal Executive Officer)